UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 12, 2023
Date of Report (date of earliest event reported)
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Babylon Holdings Limited
(Exact name of registrant as specified in its charter)
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Bailiwick of Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-40952 (Commission File Number)	98-1638964 (IRS Employer Identification No.)
2500 Bee Cave Road Building 1 - Suite 400 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)
(512) 967-3787
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.001056433113 per share	BBLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On April 12, 2023, Dr. Darshak Sanghavi resigned from his position as Chief Medical Officer of Babylon Holdings Limited, effective April 21, 2023. Dr. Sanghavi plans to join the Advanced Research Projects Agency for Health (ARPA-H), serving in President Biden’s administration.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2023

Babylon Holdings Limited

By:	/s/ David Humphreys
Name:	David Humphreys
Title:	Chief Financial Officer